SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 4, 2010

TECHTEAM GLOBAL, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	0-16284	38-2774613
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

27335 West 11 Mile Road Southfield, Michigan		48033
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code (248) 357-2866

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 ITEM 8.01     Regulation FD Disclosure and Other Events

On June 3, 2010, TechTeam Global, Inc., a Delaware corporation (“TechTeam Global”), Jacobs Engineering Group Inc., a Delaware corporation (“Jacobs Engineering”), and Jacobs Technology Inc., a Tennessee corporation and a wholly-owned subsidiary of Jacobs Engineering (“Jacobs Technology”), entered into a Stock Purchase Agreement (the “Stock Purchase Agreement”), pursuant to which, and subject to satisfaction or waiver of the conditions therein, TechTeam Global would sell to Jacobs Technology its government solutions subsidiary, TechTeam Government Solutions, Inc., a Virginia corporation (“TTGSI”), for a purchase price of $59 million (the “Purchase Price”), subject to certain escrows and adjustments in accordance with the terms of the Stock Purchase Agreement (such sale of TTGSI and the other transactions contemplated by the Stock Purchase Agreement being hereinafter collectively referred to as the “Transaction”).

On June 4, 2010, TechTeam Global will hold an investor conference call to discuss the Transaction. The script for this conference call is attached hereto as Exhibit 99.1.

Important Additional Information Will Be Filed With The SEC

TechTeam Global plans to file with the SEC a proxy statement and other relevant materials in connection with the proposed sale of TTGSI. BEFORE MAKING ANY VOTING OR INVESTMENT DECISION WITH RESPECT TO THE PROPOSED SALE OF TTGSI OR THE TRANSACTION, INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE PROXY STATEMENT AND OTHER RELEVANT MATERIALS FILED BY TECHTEAM GLOBAL WITH THE SEC CAREFULLY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED SALE OF TTGSI AND THE TRANSACTION.

           Investors and security holders will be able to obtain free copies of the proxy statement, including all exhibits thereto, and other documents filed with the SEC by TechTeam Global through the web site maintained by the SEC at http://www.sec.gov.  In addition, investors and security holders will be able to obtain, without charge, a copy of the proxy statement, and all exhibits thereto, from TechTeam Global by submitting a written request to TechTeam Global, Inc., Attention: Investor Relations, 27335 West 11 Mile Road, Southfield, Michigan, 48033; or by calling 1-248-357-2866; or by visiting TechTeam Global’s Web site at http://www.techteam.com/investors. Any reference to TechTeam Global’s website in this Current Report on Form 8-K is an inactive hyperlink reference and is not intended to incorporate the contents thereof into this Current Report on Form 8-K or any other public announcement or filing.

TechTeam Global, Jacobs Engineering, and their respective directors and executive officers, and certain other employees of TechTeam Global and Jacobs Engineering, may be deemed to be participants in the solicitation of proxies with respect to the proposed sale of TTGSI and the other matters to be brought at the special meeting of TechTeam Global stockholders to which the proxy statement will relate. Information regarding the directors and executive officers of TechTeam Global and their ownership of TechTeam Global shares is contained in the annual report of TechTeam Global on Form 10-K for the year ended December 31, 2009 and its proxy statement for its 2010 Annual Meeting of Stockholders which was filed with the SEC on April 30, 2010, and is supplemented by other public filings made, and to be made, with the SEC. Information regarding the directors and executive officers of Jacobs Engineering Group Inc. is contained in the annual report of Jacobs Engineering Group Inc. on Form 10-K for the year ended October 2, 2009, which was filed with the SEC on November 20, 2009, and its proxy statement for its 2010 Annual Meeting of Shareholders, which was filed with the SEC on December 17, 2009. TechTeam Global investors and security holders may obtain additional information regarding the direct and indirect interests of TechTeam Global, Jacobs Engineering Group Inc. and their respective directors and executive officers with respect to the proposed sale of TTGSI by reading the proxy statement and other filings referred to above. A more complete description will be available in the proxy statement to be filed in connection with the proposed sale of TTGSI. TechTeam Global investors and security holders may obtain additional information regarding the direct and indirect interests of TechTeam Global, Jacobs Engineering and their respective directors and executive officers with respect to the proposed sale of TTGSI by reading the proxy statement and other filings referred to above.

Safe Harbor for Forward-Looking Statements

This Current Report on Form 8-K contains “forward-looking statements” within the meaning of Section 21E of the Exchange Act, including forward-looking statements about the proposed sale of TTGSI and the Transaction, and any actions contemplated thereby. The forward-looking statements are not historical facts but rather are based on current expectations, estimates and projections about the Transaction, TechTeam Global’s business and industry, and its beliefs and assumptions. Words such as “anticipate,” “believe,” “estimate,” “expect,” “intend,” “assume,” “may,” “plan,” “seek to,” “will,” “would,” “should,” “guidance,” “potential,” “continue,” “project,” “forecast,” “confident,” “prospects,” and “plan,” and variations of these words and similar expressions, identify forward-looking statements, although not all forward-looking statements contain these identifying words.

These statements are not guarantees of future performance and are subject to risks, uncertainties and other factors, many of which are beyond the control of TechTeam Global, are difficult to predict and could cause actual results to differ materially from those expressed or forecasted in the forward-looking statements. These risks and uncertainties include, but are not limited to: (i)  TechTeam Global’s ability to complete the proxy statement with respect to the Transaction and file it with the SEC on a timely basis; (ii) the failure to satisfy any of the conditions to completing the Transaction, including the receipt of the required approval of TechTeam Global’s stockholders and other third parties; (iii) the occurrence of any event, change or other circumstances that could give rise to the termination of the Stock Purchase Agreement; (iv) the occurrence of any event, change or other circumstances that could give rise to a “material adverse effect” under the Stock Purchase Agreement; (v) the failure of the Transaction to close for any other reason; (vi) the amount of the purchase price adjustments, costs, fees, expenses and charges relating to the Transaction; (vii) uncertainties related to TechTeam Global’s future indemnification obligations under the Stock Purchase Agreement, including the possibility that it may not receive some or all of the escrowed portion of the Purchase Price; (viii) TechTeam Global’s ability to recognize any of the benefits of the Transaction; (ix) the implementation of TechTeam Global’s strategy to refocus its resources on its commercial business and market acceptance of its refocused strategy; (x) uncertainties related to TechTeam Global’s proposed refocused strategy, including TechTeam Global’s ability to successfully operate the remaining portion of its business after the completion of the Transaction on a stand-alone basis; and (xi) other risks, including but not limited to the items discussed in TechTeam Global’s other filings with the SEC, including in “Item 1A — Risk Factors” of TechTeam Global’s Annual Report on Form 10-K for the fiscal year ended December 31, 2009 (the “2009 Form 10-K”) and in the proxy statement.

Unpredictable or unknown factors could also have material adverse effects on TechTeam Global. Forward-looking statements that were believed to be true when made may ultimately prove to be incorrect or false.  All forward-looking statements included in this Current Report on Form 8-K, or to the documents to which investors are referred to in this Current Report on Form 8-K, are expressly qualified in their entirety by the foregoing cautionary statements.  Investors should not place undue reliance upon these forward-looking statements.  These forward-looking statements are based on the information available to TechTeam Global as of the date of this Current Report, or, in the case of forward-looking statements included in the 2009 Form 10-K or the proxy statement, as of the date of the filing or mailing thereof. TechTeam Global does not undertake any obligation to update or revise these forward-looking statements or to publicly release the results of any update or revision thereto.

ITEM 9.01.     Financial Statements and Exhibits

(c) Exhibits:

99.1	Script for Investor Conference Call on June 4, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TECHTEAM GLOBAL, INC.

By:	/s/ Michael A. Sosin
Michael A. Sosin
Vice President, General Counsel and Secretary

Date: June 4, 2010

EXHIBIT INDEX

99.1	Script for Investor Conference Call on June 4, 2010.